UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 28, 2018

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (561) 995-4200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

     On December 28, 2018, Emergent Capital, Inc., (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with several investors (the “Investors”), each of which is affiliated with either Matt Epstein or James Hua, members of the Company’s Board of Directors (the “Board”). Pursuant to the Subscription Agreements, the Investors purchased from the Company an aggregate of $5,667,000 principal amount of the Company’s 8.5% Senior Secured Notes (the “Senior Notes”) for an aggregate purchase price of $4,250,250. The transactions were consummated on December 28, 2018.

On December 28, 2018, the Company received a commitment letter (the “Commitment Letter”) from Ironsides Partners LLC, an entity affiliated with Robert Knapp, a member of the Board, for an aggregate investment, at the Company’s election, of up to $2,000,000 principal amount of Senior Notes for an aggregate purchase price of up to $1,500,000 no later than January 31, 2019. The Commitment Letter contains certain conditions precedent to Ironsides’ obligations to purchase such Senior Notes.

The above descriptions of the Subscription Agreements and the Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the Subscription Agreement and the Commitment Letter, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

The Senior Notes were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Subscription Agreement dated as of December 28, 2018, by and between Emergent Capital, Inc. and each Investors party thereto.

10.2	Commitment Letter from Ironsides Partners LLC dated December 28, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 3, 2019

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer